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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 14, 1997
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                      FREMONT FUNDING INC., AS TRANSFEROR
                    FREMONT SMALL BUSINESS LOAN MASTER TRUST
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       33-73508                95-4398057
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)


                          2020 SANTA MONICA BOULEVARD
                                   SUITE 500
                          SANTA MONICA, CA  90404-2023
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 315-3988


                                 NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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         This report is filed on behalf of the Fremont Small Business Loan
Master Trust (the "Trust") established pursuant to the Pooling and Servicing Agreement dated as of March 1, 1993, as amended and restated by the Amended and Restated Pooling and Servicing Agreement dated as of April 1, 1997, and supplemented by the Series B Supplement dated as of November 1, 1993 (the "Series B Supplement"), the Series 1995-1 Supplement dated as of March 1, 1995, the Series C Supplement dated as of February 1, 1996, the Series D Supplement dated as of April 1, 1997 (the "Series D Supplement"), and the Amended and Restated Variable Funding Supplement dated as of November 30, 1995 (together, the "Pooling and Servicing Agreement") by and among Fremont Funding Inc., as transferor ("Fremont Funding"), Fremont Financial Corporation, as servicer ("Fremont Financial"), and LaSalle National Bank, as trustee (the "Trustee"). All defined terms used herein and not otherwise defined shall have the meaning set forth in the Pooling and Servicing Agreement.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  EVENTS.

         On April 14, 1997, the Trust sold a new series of certificates, the Variable Rate Asset Backed Certificates, Series D, consisting of Class A Certificates in the aggregate principal amount of $100,000,000 (the "Class A Certificates") and Class B Certificates in the aggregate principal amount of $9,260,000 (the "Class B Certificates", and together with the Class A Certificates, the "Series D Certificates"), representing fractional undivided interests in the assets of the Trust. Proceeds from the sale of the Series D Certificates were used to repurchase the outstanding Series B Certificates of the Trust, issued pursuant to the Series B Supplement. The repurchase of the Series B Certificates closed on April 15, 1997.

         The Pooling and Servicing Agreement, the Underwriting Agreement dated February 8, 1996, by and among Fremont Funding, Fremont Financial and Goldman, Sachs & Co. ("Goldman"), as underwriter (the "Underwriting Agreement"), together with the related Pricing Agreement dated April 3, 1997, by and among such parties (the "Pricing Agreement"), and the Class B Purchase Agreement dated April 3, 1997, by and among such parties (the "Class B Purchase Agreement"), set forth the terms and conditions for the sale of the Class A Certificates and the Class B Certificates, respectively.



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The Underwriting Agreement and the Class B Purchase Agreement provide, among other things, that Fremont Funding and Fremont Financial will indemnify Goldman against certain liabilities under applicable securities laws, or contribute to payments Goldman may be required to make. In addition, pursuant to the Indemnity Agreement dated April 3, 1997, between Fremont General Corporation ("Fremont General") and Goldman, Fremont General will indemnify Goldman against certain liabilities under applicable securities laws, or contribute to payments Goldman may be required to make.

         The relevant agreements pertaining to the issuance and sale of the Series D Certificates are attached as exhibits to this report.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements of Business Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

 Exhibit No.       Description
 1.1++             Underwriting Agreement, dated February 8, 1996, among Fremont Funding, Fremont Financial and
                   Goldman.

 1.2               Pricing Agreement, dated April 3, 1997, among Fremont Funding, Fremont Financial and Goldman.





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

 4.1               Amended and Restated Pooling and Servicing Agreement dated as of April 1, 1997, among Fremont
                   Funding, Fremont Financial, and the Trustee.

 4.2               Series D Supplement, dated as of April 1, 1997, among Fremont Funding, Fremont Financial and the Trustee.

 4.3               Repurchase notification from the Trustee to the holders of the Series B Certificates.

 10.1+             Asset Sale and Contribution Agreement, dated as of March 1, 1993, between Fremont Funding and
                   Fremont Financial.

 10.2              Amendments, dated February 14, 1996 and April 14, 1997, to the Asset Sale and Contribution
                   Agreement, dated as of March 1, 1993, between Fremont Funding and Fremont Financial.

 28.1              Payment Date Statement dated April 15, 1997.

+ Incorporated by reference to Registrant's Current Report on Form 8-K filed on April 18, 1993.
++ Incorporated by reference to Registrant's Current Report on Form 8-K filed on February 26, 1996.





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ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

           [The remainder of this page is intentionally left blank.]





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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FREMONT FUNDING INC.


                                           By: /s/ PATRICK E. LAMB
                                              -----------------------------

                                           Name:  Patrick E. Lamb

                                           Title:  Chief Financial Officer

Date:  April 22, 1997





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                                 EXHIBIT INDEX

 Exhibit No.       Description
 1.1++             Underwriting Agreement, dated February 8, 1996, among Fremont Funding, Fremont Financial and
                   Goldman.

 1.2               Pricing Agreement, dated April 3, 1997, among Fremont Funding, Fremont Financial and Goldman.

 4.1               Amended and Restated Pooling and Servicing Agreement, dated as of April 1, 1997, among
                   Fremont Funding, Fremont Financial and the Trustee.

 4.2               Series D Supplement, dated as of April 1, 1997, among Fremont Funding, Fremont Financial and the Trustee.

 4.3               Repurchase notification from the Trustee to the holders of the Series B Certificates.

 10.1+             Asset Sale and Contribution Agreement, dated as of March 1, 1993, between Fremont Funding and
                   Fremont Financial.

 10.2              Amendments, dated February 14, 1996 and April 14, 1997, to the Asset Sale and Contribution
                   Agreement, dated as of March 1, 1993, between Fremont Funding and Fremont Financial.


 28.1              Payment Date Statement dated April 15, 1997.

+ Incorporated by reference to Registrant's Current Report on Form 8-K filed on April 18, 1993.
++ Incorporated by reference to Registrant's Current Report on Form 8-K filed on February 26, 1996.





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